SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 1, 1998

                      Financial Asset Securitization, Inc.
               (Exact name of registrant as specified in charter)


    Virginia                  0-15483                  52-1526174
 (State or other jurisdiction  (Commission           (IRS Employer
  of incorporation)            File Number)       Identification No.)

  901 East Byrd Street, Richmond, Virginia                 23219
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        (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (804) 643-2311


-------------------------------------------------------------------------
   (Former name or former address, if changed since last report.)



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Item 1.  Changes in Control of Registrant.
                  Not Applicable.


Item 2.  Acquisition or Disposition of Assets.
                  Not Applicable.


Item 3.  Bankruptcy or Receivership.
                  Not Applicable.


Item 4.  Changes in Registrant's Certifying Accountant.
                  Not Applicable.


Item 5.  Other Events.

         The  Registrant  has entered  into the  following  Amendments  to Trust
Agreements:

                  An Amendment to Trust Agreement (the "Amendment")  dated as of
March 1, 1998, among the Registrant, Norwest Bank Minnesota, National Association, as Master Servicer and The Bank of New York, as Trustee, amending the Pooling Trust Agreement and the Issuing Trust Agreement, each dated as of October 1, 1991, relating to the Registrant's Mortgage Participation Securities, Series 1991-17. A copy of the Amendment is included as Exhibit 4.1 hereto.

                  An Amendment to Trust Agreement (the "Amendment")  dated as of
March 1, 1998, among the Registrant, Norwest Bank Minnesota, National Association, as Master Servicer and The Bank of New York, as Trustee, amending the Pooling Trust Agreement and the Issuing Trust Agreement, each dated as of November 1, 1991, relating to the Registrant's Mortgage Participation Securities, Series 1991-19. A copy of the Amendment is included as Exhibit 4.2 hereto.

                  An Amendment to Trust Agreement (the "Amendment")  dated as of
March 1, 1998, among the Registrant, Norwest Bank Minnesota, National Association, as Master Servicer and The Bank of New York, as Trustee, amending the Pooling Trust Agreement and the Issuing Trust Agreement, each dated as of February 1, 1992, relating to the Registrant's Mortgage Participation Securities, Series 1992-4. A copy of the Amendment is included as Exhibit 4.3 hereto.




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




Item 6.  Resignations of Registrant's Directors.
                  Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
                  Not Applicable.

Item 8.  Change in Fiscal Year.
                  Not Applicable.



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



Exhibits

         4.1 Copy of the Amendment to Trust Agreement for RMSC Series 1991-17, dated as of March 1, 1998, by and among the Registrant, Norwest Bank Minnesota, National Association, as Master Servicer, and The Bank of New York, as Trustee.

         4.2 Copy of the Amendment to Trust Agreement for RMSC Series 1991-19, dated as of March 1, 1998, by and among the Registrant, Norwest Bank Minnesota, National Association, as Master Servicer, and The Bank of New York, as Trustee.

         4.3 Copy of the Amendment to Trust Agreement for RMSC Series 1992-4, dated as of March 1, 1998, by and among the Registrant, Norwest Bank Minnesota, National Association, as Master Servicer, and The Bank of New York, as Trustee.



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



                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 1, 1998                     FINANCIAL ASSET SECURITIZATION,
                                    INC.


                                  By:  /s/ R. Walter Jones, IV

                                  Name:  R. Walter Jones, IV

                                  Title:  President



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



                                INDEX TO EXHIBITS

                                                                                                               Page
         4.1      Copy of the  Amendment  to Trust  Agreement  for  RMSC  Series
                  1991-17,  dated  as  of  March  1,  1998,  by  and  among  the
                  Registrant, Norwest Bank Minnesota, National Association, as
                  Master Servicer, and The Bank of New York, as Trustee............................................

         4.2      Copy of the  Amendment  to Trust  Agreement  for  RMSC  Series
                  1991-19,  dated  as  of  March  1,  1998,  by  and  among  the
                  Registrant, Norwest Bank Minnesota, National Association, as
                  Master Servicer, and The Bank of New York, as Trustee............................................

         4.3      Copy of the  Amendment  to Trust  Agreement  for  RMSC  Series
                  1992-4,   dated  as  of  March  1,  1998,  by  and  among  the
                  Registrant, Norwest Bank Minnesota, National Association, as
                  Master Servicer, and The Bank of New York, as Trustee............................................



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